SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                          OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):   May  8, 1995


                         OPTICAL COATING LABORATORY, INC.
               (Exact name of Registrant as specified in its charter)



Delaware                  0-2537                      68-0164244
(State or other          (Commission File            (IRS Employer
jurisdiction of           Number)                    Identification
incorporation)                                       Number)



      2789 Northpoint Parkway, Santa Rosa, California  95407-7397
       (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (707) 545-6440.



Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits

7(a)       Not applicable

7(b)       Not applicable

7(c)       Exhibits

           2A Agreement by and between Optical Coating Laboratory, Inc. and SICPA Holding S.A.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    April 11, 1996



                                     OPTICAL COATING LABORATORY, INC.
                                           (Registrant)

                                        By: /s/JOSEPH ZILS
                                        Vice President, General Counsel
                                        and Corporate Secretary